                                  EXHIBIT (16)

                               POWER OF ATTORNEY



         Frank W. Siegel, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W. Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ Frank W. Siegel
                                             ---------------------------
                                             FRANK W. SIEGEL

                               POWER OF ATTORNEY



         H. Keith Allen, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W. Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ H. Keith Allen
                                             ---------------------------
                                             H. KEITH ALLEN

                               POWER OF ATTORNEY



         Gordon B. Carson, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W.
Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ Gordon B. Carson
                                             ---------------------------
                                             GORDON B. CARSON

                               POWER OF ATTORNEY



         John B. Gerlach, Jr., whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W. Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ John B. Gerlach, Jr.
                                             ---------------------------
                                             JOHN B. GERLACH, JR

                               POWER OF ATTORNEY



         Michael J. Knilans, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W.
Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ Michael J. Knilans
                                             ---------------------------
                                             MICHAEL J. KNILANS

                               POWER OF ATTORNEY



         James I. Luck, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W. Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ James I. Luck
                                             ---------------------------
                                             JAMES I. LUCK

                               POWER OF ATTORNEY



         David L. Nelson, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W. Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ David L. Nelson
                                             ---------------------------
                                             DAVID L. NELSON

                               POWER OF ATTORNEY



         C. A. Peterson, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W. Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ C. A. Peterson
                                             ---------------------------
                                             C. A. PETERSON

                               POWER OF ATTORNEY



         Lawrence H. Rogers II, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W. Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ Lawrence H. Rogers II
                                             ---------------------------
                                             LAWRENCE H. ROGERS II

                               POWER OF ATTORNEY



         John L. Schlater, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W.
Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ John L. Schlater
                                             ---------------------------
                                             JOHN L. SCHLATER

                               POWER OF ATTORNEY



         Joseph H. Stegmayer, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W.
Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ Joseph H. Stegmayer
                                             ---------------------------
                                             JOSEPH H. STEGMAYER

                               POWER OF ATTORNEY



         James M. Schrack II, whose signature appears below, does hereby constitute and appoint H. Keith Allen, James M. Schrack II and Frank W.
Seigel, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Cardinal Group (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statements on Form N-1A and Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement(s) and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated: October 20, 1995                      /s/ James M. Schrack II
                                             ---------------------------
                                             JAMES M. SCHRACK II